UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 6, 2015, BioScrip, Inc. (the “Company”) entered into an Investor Agreement with Cloud Gate Capital LLC and DSC Advisors, LLC (each, an “Investor” and collectively, the “Investors”) (the “Agreement”). Pursuant to the Agreement, the Company agreed to nominate David Golding for election to the board of directors of the Company (the “Board”) at the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”) for a term expiring at the 2016 annual meeting of stockholders (the “2016 Annual Meeting”). The Company further agreed to appoint Mr. Golding as a member of the Governance, Compliance and Nominating Committee (the “Nominating Committee”) of the Board if he is elected at the 2015 Annual Meeting. Under the Agreement, from February 6, 2015 until the 2015 Annual Meeting Mr. Golding is permitted to attend Board meetings as an informal, non-voting observer. The Company also agreed to consult with the Investors to identify qualified candidates if a Board opening becomes available after the 2015 Annual Meeting, and will then consider those candidates along with other qualified candidates. If no opening becomes available before the 2016 Annual Meeting, the Company will consult with the Investors to identify qualified candidates, and consider those candidates with other qualified candidates, for nomination as a new director at the 2016 Annual Meeting.

Under the Agreement, each of the Investors agreed not to bring any other business or proposals before or at the 2015 Annual Meeting and are required to vote all of their shares in favor of the election of directors nominated by the Board.

The above description does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On February 9, 2015, the Company issued a press release announcing the Agreement and also announcing it will nominate three new independent directors, including Mr. Golding, for election to the Board at the 2015 Annual Meeting (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: February 9, 2015		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Agreement dated as of February 6, 2015, by and among the Company, Cloud Gate Capital LLC and DSC Advisors, LLC

99.1	Press Release issued by the Company dated February 9, 2015.